Filed pursuant to Rule 497(a)(1)
                                                             File No. 333-114469
                                                                     Rule 482 ad

Porticoes Capital Corporation Files Registration Statement for Initial Public Offering


NEW YORK, April 15, 2004 -- Porticoes Capital Corporation ("Porticoes"), a newly organized investment company managed by Porticoes Investment Management, LLC ("PIM"), announced that it filed a registration statement yesterday with the U.S. Securities and Exchange Commission relating to a proposed initial public offering of $500 million of its common stock.


The investment objective of Porticoes is to generate current income and capital appreciation through investments in senior loans, mezzanine debt and, to a lesser extent, private equity investments, in middle market companies, including leveraged buy-outs, recapitalizations, refinancings, acquisitions, and corporate growth transactions, primarily in support of financial sponsor firms. Porticoes expects to source investments primarily through the extensive network of relationships that the principals of its investment adviser have developed with financial sponsor firms, financial institutions, middle market companies, management teams and other professional intermediaries. Porticoes will maintain a strong credit orientation, while operating with a flexible approach toward investment. Porticoes's primary focus will be to generate current income through investments in loans and, to a lesser extent, private equity in middle market companies, but it may invest up to 30% of its portfolio in other investments in order to seek enhanced returns for its stockholders.

Porticoes is a closed-end non-diversified, management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940. It will be managed by PIM, a newly formed investment adviser. Les J. Lieberman and Kenneth J. Kencel will manage the investment adviser's team of experienced investment professionals.

Banc of America Securities LLC will serve as the book running manager for the offering.

A registration statement relating to these securities, including a preliminary prospectus, has been filed with the Securities and Exchange Commission and is available on the SEC's Internet site at http://www.sec.gov. The preliminary prospectus should be read carefully by an investor before investing.

Investors are advised to consider the investment objective, risks and charges and expenses of Porticoes carefully before investing. The preliminary prospectus contains this and other information about Porticoes.

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The information in the preliminary prospectus and this press release is not complete and may be changed. We may not sell these securities until the registration statement filed with the SEC is effective. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

     Contacts:  Lonnie Soury
                Soury Communications, Inc.
                (212) 414-5857